EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Graham Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2012 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES R. LINES	/s/ JEFFREY GLAJCH
James R. Lines	Jeffrey Glajch
President and Chief Executive Officer (Principal Executive Officer)	Vice President-Finance & Administration and Chief Financial Officer
Date: October 31, 2012	(Principal Financial Officer)
Date: October 31, 2012

A signed original of this written statement required by Section 906 has been provided to Graham Corporation and will be retained by Graham Corporation and furnished to the Securities and Exchange Commission or its staff upon request.